UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported) April 15, 2014 (April 11, 2014)
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MINERCO RESOURCES, INC.
(Exact name of registrant as specified in its charter)
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NEVADA	333-156059	27-2636716
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 Trafalgar Square
Suite 455
Nashua, NH 03063
(Address of principal executive offices, including zip code.)

(888) 473-5150
(Registrant’s telephone number, including area code)

Not applicable.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS

On April 11, 2014, the Company prepaid the Note, dated December 19, 2013, with LG Capital Funding, LLC with a principle amount of $27,000, including accrued interest and prepayment penalties, totaling $41,503.07 in the form of a bank wire transfer to LG Capital Funding, LLC.

All terms and descriptions have the meaning set forth in the Convertible Promissory Note, dated December 19, 2013, and are incorporated herein by reference.

On April 14, 2014, the Company acknowledged and approved the Assignment of Notes by and between Braeden Storm Enterprises, Inc. (the “Assignor”) and MSF International, Inc. (the “Assignee”) (collectively, the “Parties”).

The summary of the Assignment is as follows (the entire Assignment of Notes is attached as Exhibit 10.1 to this Current Report on Form 8-K filed with the Securities and Exchange Commission):

This Assignment of Notes is dated effective as of the 1st day of April, 2014 by and between Braeden Storm Enterprises, Inc. (the “Assignor”) and MSF International, Inc. (the “Assignee”) (collectively, the “Parties”).

RECITALS:

WHEREAS, Assignor loaned an amount of $25,000.00 to Minerco Resources, Inc., a Nevada corporation (the “Company”), which loan is evidenced by that certain note dated July 1, 2013 in the principal amount of $25,000.00 issued by the Company to Braeden Storm Enterprises, Inc. (the “July 1, 2013 Note”) which is also evidenced in the Financial Filings of the Company;

WHEREAS, Assignor loaned an amount of $60,000.00 to Minerco Resources, Inc., a Nevada corporation (the “Company”), which loan is evidenced by that certain note dated July 19, 2013 in the principal amount of $60,000.00 issued by the Company to Braeden Storm Enterprises, Inc. (the “July 19, 2013 Note”) which is also evidenced in the Financial Filings of the Company;

WHEREAS, Assignor loaned an amount of $20,000.00 to Minerco Resources, Inc., a Nevada corporation (the “Company”), which loan is evidenced by that certain note dated September 6, 2013 in the principal amount of $20,000.00 issued by the Company to Braeden Storm Enterprises, Inc. (the “September 6, 2013 Note”) which is also evidenced in the Financial Filings of the Company;

WHEREAS, Assignor loaned an amount of $35,000.00 to Minerco Resources, Inc., a Nevada corporation (the “Company”), which loan is evidenced by that certain note dated October 1, 2013 in the principal amount of $35,000.00 issued by the Company to Braeden Storm Enterprises, Inc. (the “October 1, 2013 Note”) which is also evidenced in the Financial Filings of the Company;

AND WHEREAS Assignor, desires to assign its right, title and interest in and to the July 1, 2013 Note, July 19, 2013 Note, September 6, 2013 Note and October 1, 2013 Note (hereinafter the “Notes”) in the aggregate principle amount of $140,000.00 to MSF International, Inc., in consideration of the payment of $117,000.00 by MSF International, Inc. identified herein as the Assignee, which assignment includes the right of the Assignor to convert the principal and accrued interest into shares of common stock of the Company;

AND WHEREAS the Board of Directors of the Company, by unanimous written consent of the Board of Directors, dated April 14, 2014, acknowledged and approved the Assignment of Notes;

FOR VALUABLE CONSIDERATION, the receipt of which is acknowledged hereby, the parties covenant as follows:

1.  Assignor hereby assigns and transfers to Assignee his right, title and interest in and to Notes, dated July 1, 2013, July 19, 2013, September 6, 2013 and October 1, 2013 in the aggregate principle amount of $140,000.00 to the Assignee, such that the principal amount of Assignor’s Notes shall hereinafter be $0.00 in the aggregate.

2.  Assignee hereby accepts the right, title and interest in and to Notes, dated July 1, 2013, July 19, 2013, September 6, 2013 and October 1, 2013 in the aggregate principle amount of $140,000.00 as reflected above in consideration of the payment of $117,000.00 to Assignor.

The foregoing description of the Assignment of Notes is qualified in its entirety by reference to the full text of the Assignment of Notes, attached as Exhibit 10.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission and incorporated herein by reference.

All terms and descriptions in the above summary have the meaning set forth in the Assignment of Notes, dated April 1, 2014, and are incorporated herein by reference.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

EXHIBITS, FINANCIAL STATEMENT SCHEDULES

Incorporated by reference
Exhibit	Document Description	Form	Date	Number	Filed herewith
10.1	Assignment of Notes between Braeden Storm Enterprises and MSF International, dated April 1, 2014				X

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: 4/15/2014	MINERCO RESOURCES, INC.

	By:	/s/ John F. Powers